Summary Prospectus and
Prospectus Supplement

June 17, 2024

Morgan Stanley Institutional Liquidity Funds

Supplement dated June 17, 2024 to the Morgan Stanley Institutional Liquidity Funds Impact Partner Class Summary Prospectus and Prospectus dated February 29, 2024

Money Market Portfolio (the "Fund")

Effective June 17, 2024 (the "Effective Date"), shares of the Fund are available to investment through the direct to fund company operating model on the portal hosted by Morgan Stanley Investment Management Inc. (CashInvest by Morgan Stanley). The Fund will continue to be available to investment through a Financial Intermediary (as defined below).

Accordingly, on the Effective Date, the first paragraph of the section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares" and the Prospectus entitled "Fund Summary—Money Market Portfolio—Purchase and Sale of Fund Shares" is hereby deleted in its entirety and replaced with the following:

Investments in the Fund are limited to shareholder accounts beneficially owned by natural persons. Impact Partner Class shares of the Fund are available to investors who at the time of initial purchase make a minimum investment of $1 million and who invest in the Fund either through a full-service financial intermediary ("Financial Intermediary") or using the direct to fund company operating model on the Adviser-hosted portal (CashInvest by Morgan Stanley). You may not be subject to the minimum investment requirement under certain circumstances. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business (except when the following federal holidays are observed: Columbus Day and Veterans Day) by contacting a Financial Intermediary. You may also purchase and redeem shares online using the direct to fund company operating model on CashInvest by Morgan Stanley at www.morganstanley.com/liquidity, provided you have a pre-established Internet trading account. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Shares" and "Shareholder Information—How To Redeem Shares."

Additionally, on the Effective Date, the section of the Prospectus entitled "Shareholder Information—Minimum Investment Amount" is hereby deleted in its entirety and replaced with the following:

Impact Partner Class shares are available to investors who at the time of initial purchase make a minimum investment of $1 million and who invest in the Fund either through a full-service financial intermediary ("Financial Intermediary") or using the direct to fund company operating model on CashInvest by Morgan Stanley. The Adviser, in its sole discretion, may waive the minimum initial investment amount in certain cases including, but not limited to, shares of the Fund purchased through a financial intermediary or when the Adviser anticipates the combined value of a client's investments will meet or exceed the minimum.

Additionally, on the Effective Date, the first paragraph of the section of the Prospectus entitled "Shareholder Information—How to Purchase Shares" is hereby deleted in its entirety and replaced with the following:

Impact Partner Class shares of the Fund may be purchased through a Financial Intermediary or using the direct to fund company operating model on CashInvest by Morgan Stanley.

Additionally, on the Effective Date, the following is added to the section "Shareholder Information—How to Purchase Shares":

Purchasing Shares Through the Adviser-Hosted Portal
Initial Purchase

You may open an account, subject to acceptance by the Fund, by completing and signing a New Account Application which you can obtain by calling Morgan Stanley Services Company Inc. or the Fund at (888) 378-1630 (which is generally accessible weekdays 7:00 a.m.-6:00 p.m. Eastern time)

Purchase by Internet

If you have properly authorized the Internet Trading Option on your New Account Application and completed, signed and returned to the Fund an Electronic Transactions Agreement, you may place a purchase order for additional shares online using the direct to fund company operating model on CashInvest by Morgan Stanley at www.morganstanley.com/liquidity. For more information, call Morgan Stanley Services Company Inc. at 1-888-378-1630.

You are responsible for transmitting payments for shares purchased via the Internet in a timely fashion, as set forth below:

You should instruct your bank to send a Federal Funds (monies credited by a Federal Reserve Bank) wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Congress Street
Boston, MA 02114
ABA #011000028
DDA #00575399
Attn: Morgan Stanley Institutional Liquidity Funds Subscription Account
Ref: (Fund Name, Account Number, Account Name)

*  For international investments into the US funds, BIC Code: SBOSUS33XXX must be referenced, as well as the information listed above.

If notification of your order is received prior to the time required by the Fund, as set forth above, then your purchase will become effective and begin to earn income on that day. Otherwise, your purchase will be effective on the next business day.

Additional Investments

You may make additional investments of Impact Partner Class shares at the NAV next determined after the request is received in good order or by wiring Federal Funds to the Custodian as outlined above. State Street Bank and Trust Company must receive notification of receipt of your Federal Funds wire by the time required by each respective Fund, as set forth above under "How To Purchase Shares."

Additionally, on the Effective Date, the first paragraph of the section of the Prospectus entitled "Shareholder Information—How to Redeem Shares" is hereby deleted in its entirety and replaced with the following:

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of the Fund online using the direct to fund company operating model on CashInvest by Morgan Stanley, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Fund will be redeemed at the NAV next determined after we receive your redemption request in good order. This section is subject to the section entitled "Discretionary Liquidity Fees" below.

Additionally, on the Effective Date, the following is added to the section "Shareholder Information—How to Redeem Shares":

Redemptions by Internet

You may redeem shares online using the direct to fund company operating model on CashInvest by Morgan Stanley at www.morganstanley.com/liquidity, provided you have a pre-established Internet trading account, as set forth above under "How To Purchase Shares." For more information, call the Fund at 1-888-378-1630.

Additionally, on the Effective Date, the following is added to the Prospectus below the section entitled "Shareholder Information—Exchange Privilege":

Internet Transactions

For your protection, we will employ reasonable procedures to confirm that instructions communicated over the Internet are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number and password/authorization codes, including PIN (Personal Identification Number)), and providing written confirmation of instructions communicated by Internet. If reasonable procedures are employed, none of Morgan Stanley, SS&C GIDS or the Fund will be liable for following Internet instructions which it reasonably believes to be genuine. During periods of drastic economic or market changes, it is possible that the Internet privileges may be difficult to implement, although this has not been the case with the Fund in the past.

Please retain this supplement for future reference.

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